Exhibit 10.3
Execution Version
CONFIDENTIAL
December 5, 2008
Interstate Bakeries Corporation
Interstate Brands Corporation
12 East Armour Boulevard
Kansas City, MO 64111
Attention: Mr. Randall Vance, Chief Financial Officer
Interstate Bakeries Corporation
Interstate Brands Corporation
$125,000,000 Senior Secured Revolving Credit Facility
Amendment to Commitment Letter
Ladies and Gentlemen:
     Reference is made to that certain letter agreement (including the exhibits and schedules attached thereto, the “Commitment Letter”), dated as of September 12, 2008, by and among General Electric Capital Corporation (“GE Capital”) and GE Capital Markets, Inc. (“GECM” and, together with GE Capital, the “Commitment Parties”), Interstate Bakeries Corporation (“IBC”), Interstate Brands Corporation (“Brands” and, together with IBC, the “Borrowers”), and IBC Investors I, LLC, relating to the commitment of the Commitment Parties to provide to the Borrowers a secured revolving credit facility in an aggregate principal amount of up to $125,000,000. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Commitment Letter.
     WHEREAS, on October 3, 2008, the Acquired Business and certain holders of the indebtedness under the Company’s prepetition credit agreement reached a settlement (the “Settlement”) with the Official Committee of Unsecured Creditors appointed in the Chapter 11 cases of the Acquired Business which contemplates an increase of the commitment under the Term Loan Facility from $339,150,000 to $344,000,000, and a decrease in the commitment under the Third-Lien Debt from $147,300,000 to $142,300,000;
     WHEREAS, on October 30, 2008, the Bankruptcy Court approved the Disclosure Statement With Respect to Amended Joint Plan of Reorganization of Interstate Bakeries Corporation and Its Affiliated Debtors and Debtors-in-Possession Dated October 31, 2008, whereby the Bankruptcy Court, among other things, permitted the Borrowers to solicit acceptances and rejections with respect to the Amended Joint Plan of Reorganization of Interstate Bakeries Corporation and Its Affiliated Debtors and Debtors-in-Possession Dated October 31, 2008 (the “Plan”); and
     WHEREAS, in order to reflect the terms of the Settlement, the Borrowers and Holdings have requested that the Commitment Parties amend the Commitment Letter on the terms and conditions set forth below.
     NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     The definition of the term “Plan” as set forth in the first sentence of the first paragraph of the Commitment Letter is amended in its entirety to read as such term is defined in the third full grammatical paragraph of this letter agreement (this “Amendment”).
     The last sentence of the first paragraph of the Commitment Letter is hereby amended as follows:
     (a) the reference to “$339,150,000” in clause (a) thereof is hereby deleted and replaced with “$344,000,000”; and
     (b) the reference to “$147,300,000” in clause (b) thereof is hereby deleted and replaced with “$142,300,000”.
     Paragraph 3 of Schedule I to the Commitment Letter Summary of Terms is hereby amended as follows:
     (a) the reference to “Exhibit B” in clause (i) thereof is hereby deleted and replaced with “Exhibit B (as amended by that certain letter agreement, dated December 3, 2008 to the Commitment Letter, dated September 12, 2008, between Silver Point Finance, LLC Monarch Master Funding LTD, IBC and Brands)”;
     (b) the reference to “Exhibit H” in clause (ii) thereof is hereby deleted and replaced with “Exhibit H (as amended by that certain First Amendment, dated December 1, 2008 to the Investment Agreement, dated as of September 26, 2008, between IBC and IBC Investors I, LLC)”; and
     (c) the reference to “Exhibit C” in clause (iii) thereof is hereby deleted and replaced with “Exhibit C (as amended by that certain First Amendment, dated December 1, 2008 to the Investment Agreement, dated as of September 26, 2008, between IBC and IBC Investors I, LLC)”.
     This Amendment shall become effective as of the date first hereinabove written when each of the Borrowers, Holdings and the Commitment Parties shall have duly executed and delivered this Amendment to GE Capital. Upon such effectiveness, each reference in the Commitment Letter or the Term Sheet to “this Commitment Letter”, “hereunder”, “hereof” or words of like import referring to the Commitment Letter, shall mean a reference to the Commitment letter, as amended hereby.
     Except as expressly amended hereby, all terms and conditions of the Commitment Letter remain in full force and effect. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
     Please indicate your acceptance of the terms hereof by signing in the appropriate space below and returning to GE Capital on behalf of the Commitment Parties such signature pages.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

Sincerely,

GENERAL ELECTRIC CAPITAL CORPORATION
By: Name:	/s/ Michelle Handy Michelle Handy
Title:	Duly Authorized Signatory

AGREED AND ACCEPTED
THIS 5TH DAY OF DECEMBER, 2008.

INTERSTATE BAKERIES CORPORATION

By: Name:	/s/ J. Randall Vance J. Randall Vance
Title:	SVP, CFO and Treasurer

INTERSTATE BRANDS CORPORATION

By: Name:	/s/ J. Randall Vance J. Randall Vance
Title:	SVP, CFO and Treasurer

AGREED AND ACCEPTED, for the purposes of the provisions set forth under heading “Rights of Holdings” in the Commitment Letter only.
THIS 5th DAY OF DECEMBER, 2008.

IBC INVESTORS I, LLC
By: Name:	/s/ Chris Minnetian Chris Minnetian
Title: